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                                                                      Exhibit 1
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October 11, 2003

The Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

Re:  Globus International Resources Corp.

Dear Sir or Madam:

We have read Item 4 of the Form 8-K of Globus International Resources Corp. (the Company) dated October 10, 2003 and agree with the statements concerning our Firm contained therein.

Very truly yours,

/s/ ARTHUR YORKES & COMPANY
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